SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 26, 2018

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act     ◻

ITEM 8.01 OTHER EVENTS

We are filing this Current Report on Form 8-K solely to update portions of our Annual Report on Form 10-K for Newmont Mining Corporation (collectively, “Newmont” or the “Company”) for the year ended December 31, 2017 filed on February 22, 2018 (“Newmont 2017 Annual Report”) for the following:

•

The change in Newmont’s Consolidated Statements of Cash Flows required with the adoption of Accounting Standard Update (“ASU”) No. 2016-15 as of January 1, 2018 related to the classification of certain items on the statement of cash flows;

•	The correction of an immaterial error in calculating and recording Newmont’s asset retirement obligations and remediation liabilities; and

•	The correction of other insignificant errors not previously recorded that the Company concluded were immaterial to our previously issued Consolidated Financial Statements.

Staff Accounting Bulletin (“SAB”) 108 provides that correcting prior year financial statements for immaterial errors does not require previously filed reports to be amended and that such corrections may be made the next time a registrant files the prior year financial statements. Although SAB 108 would permit the Company to correct the foregoing errors the next time it files its prior year financial statements, the Company determined to voluntarily file this Form 8-K to reflect the corrections to such prior year financial information at this time.

Adoption of Accounting Standard Update No. 2016-15

The Consolidated Statement of Cash Flows has been revised to reflect the adoption of ASU 2016-15, effective as of January 1, 2018. Upon adoption, the Company retrospectively reclassified $196 million of Repayment of debt, previously reported as a cash outflow from financing activities, to operating activities on the Consolidated Statements of Cash Flows related to accreted interest from the debt discount on the 2017 Convertible Senior Notes repaid in July 2017. Additionally, the Company retrospectively reclassified $15 million and $6 million for 2017 and 2016, respectively, of Acquisitions, net, previously reported as a cash outflow from investing activities, to operating activities on the Consolidated Statements of Cash Flows related to contingent consideration payments.

Correction of Immaterial Errors

In the first quarter of 2018, Newmont corrected a computation error that was immaterial to all affected prior periods related to its methodology for calculating and recording asset retirement obligations and remediation liabilities (“reclamation and remediation liabilities”) under Accounting Standards Codification (“ASC”) 410, “Asset Retirement and Environmental Obligations,” since the adoption of the standard as of January 1, 2003.  The Company concluded that the error had the effect of understating its reclamation and remediation liabilities and the related asset retirement costs resulting in immaterial errors in accretion expense, depreciation expense and impairment of long-lived assets. The Company has revised its financial statements to correct the errors for all periods presented.

In evaluating the impact of the error, the Company followed the guidance of ASC 250, “Accounting Changes and Error Corrections”, SAB No. 99, “Assessing Materiality,” and SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The Company concluded that the error was not material to its results of operations or financial condition on a quantitative and qualitative basis and did not require previously filed reports with the Securities and Exchange Commission to be amended.  See Note 2 in Item 8 of Exhibit 99.1 attached hereto for further information about the impact on all periods presented in the Company’s 2017 Annual Report on Form 10-K. The Company also elected to correct other insignificant errors not previously recorded that the Company concluded were immaterial to our previously issued Consolidated Financial Statements.

This Current Report on Form 8-K is being filed solely for the purpose described above and only affects the Exhibit 99.1 Items outlined below and further described in Note 2 in Item 8 of Exhibit 99.1. All other information in the Newmont 2017 Annual Report on Form 10-K remains unchanged. Neither this Current Report on Form 8-K nor the Exhibits hereto reflect any events or developments occurring after February 22, 2018, or modify or update the disclosures in the Newmont 2017 Annual Report that may have been affected by subsequent events. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Newmont 2017 Annual Report on Form 10-K and the filings made by us with the Securities and Exchange Commission subsequent to the filing of those reports, including any amendments to those filings.

The updated financial information is attached as Exhibits 99.1 and 99.2 and is incorporated herein by reference.

Item 9.01 of this Current Report on Form 8-K updates the information contained in Newmont’s 2017 Annual Report on Form 10-K to reflect Newmont’s reclamation and remediation liability and related asset retirement cost revisions, which were corrected during the first quarter of 2018, and other insignificant errors. Newmont has updated and revised the following items that were contained in Newmont’s 2017 Annual Report on Form 10-K to reflect the retrospective revisions discussed above:

Item 1.	Business
Item 2.	Properties
Item 6.	Selected Financial Data
Item 7.	Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations
Item 8.	Financial Statements and Supplementary Data
SCHEDULE II	Valuation and Qualifying Accounts

By virtue of this Current Report on Form 8-K, the Company will be able to incorporate the updated information by reference into future registration statements or post effective amendments to existing registration statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as exhibits to this report:

23.1	Consent of Independent Registered Public Accounting Firm.
99.1

Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2017 including: Item 1. Business; Item 2. Properties; Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations; Item 8. Financial Statements and Supplementary Data; and Schedule II – Valuation and Qualifying Accounts.

99.2	Updated financial information in Exhibit 12.1 of Form 10-K for the year ended December 31, 2017.
101	101.INS XBRL Instance
101.SCH XBRL Taxonomy Extension Schema
101.CAL XBRL Taxonomy Extension Calculation
101.LAB XBRL Taxonomy Extension Labels
101.PRE XBRL Taxonomy Extension Presentation
101.DEF XBRL Taxonomy Extension Definition

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Nancy K. Buese
Name:	Nancy K. Buese
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: April 26, 2018